Exhibit 99.2

TRONOX LIMITED SEGMENTS

Unaudited adjusted combined Net Income and Adjusted EBITDA (Non-U.S. GAAP) for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and for the year ended December 31, 2014.

The following unaudited adjusted combined condensed financial information for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and for the year ended December 31, 2014 is based upon and derived from the historical financial information of Tronox Limited and Alkali, adjusted for certain costs and expenses that the Company believes are not indicative of its core operating results, certain effects of the Alkali Transaction, selling, general and administrative costs allocated by the Company to the Alkali segment, the change in reportable segments to Alkali and TiO2, and certain reclassifications to conform to Tronox’s financial statement presentation.

These unaudited adjusted combined financial information gives effect to the Alkali Transaction as if it had occurred on January 1, 2014, and excludes interest expense of $11 million and $44 million on quarterly and annual basis, respectively, on the $600 million unsecured notes maturing on March 15, 2022 in connection with the Alkali Transaction. Interest expense of $8 million incurred in the quarter ended March 31, 2015 on the Bridge Facility also in connection with the Alkali Transaction was excluded from these unaudited adjusted combined financial information.

TRONOX LIMITED
SEGMENT ADJUSTED COMBINED NET INCOME AND ADJUSTED EBITDA (NON-U.S. GAAP)
THREE MONTHS ENDED MARCH 31, 2014
(UNAUDITED)
(Millions of U.S. dollars)

	TiO2	Alkali		Corporate	Consolidated
Net sales	$418	$186		$—	$604
Cost of goods sold	393	165	(1)(2)(3)	—	558

Gross profit	25	21		—	46
Selling, general and administrative expenses	(29)	(38	)(4)(5)(6)	(17)	(84)

Income (loss) from operations	(4)	(17)		(17)	(38)
Interest and debt expense, net	—	—		(34)	(34)

Income (loss) before income taxes	(4)	(17)		(51)	(72)
Income tax benefit (provision)	8	—	(7)	(7)	1

Net income (loss)	4	(17)		(58)	(71)
Net income attributable to noncontrolling interest	—	1		4	5

Net income (loss) attributable to Tronox Limited	$4	$(18)		$(62)	$(76)

Net income (loss)	$4	$(17)		$(58)	$(71)
Interest and debt expense, net of interest income	(2)	—		33	31
Income tax provision (benefit)	(8)	—		7	(1)
Depreciation, depletion and amortization expense	71	13		2	86

EBITDA	65	(4)		(16)	45
Transaction Costs	—	29		—	29
Inventory step-up amortization	—	9		—	9
Share-based compensation	2	—		3	5
Foreign currency remeasurement	5	—		1	6
Other income (expense), net (8)	11	—		(7)	4

Adjusted EBITDA	$83	$34		$(19)	$98

Capital expenditures	$23	$7		$1	$31

1)	Reflects depreciation expense of $3 million for the three months ended March 31, 2014 following an increase in the estimated fair value of property, plant and equipment to $767 million, based on the estimated useful lives ranging from 5 to 38 years. Historical depreciation expense of Alkali in the amount of $9 million for the three months ended March 31, 2014 was eliminated.

2)	Reflects depletion expense of $1 million for the three months ended March 31, 2014 corresponding to the estimated fair value of mineral leaseholds of $738 million based on units of production method over estimated proven and probable reserves. There was no historical depletion expense for the three months ended March 31, 2014.

3)	Reflects inventory step-up amortization of $9 million.

4)	Reflects the impact of transaction costs related to the acquisition of $29 million.

5)	Reflects the reclassification of Alkali research and development expenses of less than $1 million during the three months ended March 31, 2014 to conform to Tronox’s presentation, which includes research and development expenses within selling, general and administrative expenses.

6)	Reflects certain selling, general and administrative costs that were allocated to the Alkali segment by the Company in the amount of $4 million for the three months ended March 31, 2014.

7)	Due to net operating loss carryforwards and deferred tax asset valuation allowances in the United States, there was no income tax expense impact upon completion of the Alkali Transaction. In addition, due to the application of the Internal Revenue Code Section 338(h)(10), there is no impact to deferred tax liabilities or income tax expense as a result of the application of purchase accounting in accordance with Accounting Standard Codification 805, Business Combinations.

8)	Includes noncash pension and postretirement costs, accretion expense, severance expense, gain (loss) on the sale of assets, and other items.

TRONOX LIMITED
SEGMENT ADJUSTED COMBINED NET INCOME AND ADJUSTED EBITDA (NON-U.S. GAAP)
THREE MONTHS ENDED JUNE 30, 2014
(UNAUDITED)
(Millions of U.S. dollars)

	TiO2	Alkali		Corporate	Consolidated
Net sales	$490	$194		$—	$684
Cost of goods sold	430	156	(1)(2)	—	586

Gross profit	60	38		—	98
Selling, general and administrative expenses	(30)	(10	)(3)(4)	(15)	(55)

Income (loss) from operations	30	28		(15)	43
Interest and debt expense, net	—	—		(33)	(33)
Loss on extinguishment of debt	—	—		(8)	(8)
Other income (expense), net	4	—		(1)	3

Income (loss) before income taxes	34	28		(57)	5
Income tax benefit (provision)	(7)	—	(5)	32	25

Net income (loss)	27	28		(25)	30
Net income attributable to noncontrolling interest	—	—		2	2

Net income (loss) attributable to Tronox Limited	$27	$28		$(27)	$28

Net income (loss)	$27	$28		$(25)	$30
Interest and debt expense, net of interest income	(3)	—		33	30
Income tax provision (benefit)	7	—		(32)	(25)
Depreciation, depletion and amortization expense	83	13		1	97

EBITDA	114	41		(23)	132
Share-based compensation	3	—		4	7
Loss on extinguishment of debt	—	—		8	8
Foreign currency remeasurement	(3)	—		1	(2)
Other income (expense), net (6)	11	—		(7)	4

Adjusted EBITDA	$125	$41		$(17)	$149

Capital expenditures	$43	$7		$—	$50

1)	Reflects depreciation expense for the three months ended June 30, 2014 of $3 million following an increase in the estimated fair value of property, plant and equipment to $767 million, based on the estimated useful lives ranging from 5 to 38 years. Historical depreciation expense of Alkali in the amount of $9 million for the three months ended June 30, 2014 was eliminated.

2)	Reflects depletion expense of $1 million for the three months ended June 30, 2014 corresponding to the estimated fair value of mineral leaseholds of $738 million based on units of production method over estimated proven and probable reserves. There was no historical depletion expense for the three months ended June 30, 2014.

3)	Reflects the reclassification of Alkali research and development expenses of less than $1 million during the three months ended June 30, 2014 to conform to Tronox’s presentation, which includes research and development expenses within selling, general and administrative expenses.

4)	Reflects certain selling, general and administrative costs that were allocated to the Alkali segment by the Company in the amount of $4 million for the three months ended June 30, 2014.

5)	Due to net operating loss carryforwards and deferred tax asset valuation allowances in the United States, there was no income tax expense impact upon completion of the Alkali Transaction. In addition, due to the application of the Internal Revenue Code Section 338(h)(10), there is no impact to deferred tax liabilities or income tax expense as a result of the application of purchase accounting in accordance with Accounting Standard Codification 805, Business Combinations.

6)	Includes noncash pension and postretirement costs, accretion expense, severance expense, gain (loss) on the sale of assets, and other items.

TRONOX LIMITED
SEGMENT ADJUSTED COMBINED NET INCOME AND ADJUSTED EBITDA (NON-U.S. GAAP)
THREE MONTHS ENDED SEPTEMBER 30, 2014
(UNAUDITED)
(Millions of U.S. dollars)

	TiO2	Alkali		Corporate	Consolidated
Net sales	$429	$197		$—	$626
Cost of goods sold	361	162	(1)(2)	—	523

Gross profit	68	35		—	103
Selling, general and administrative expenses	(29)	(10	)(3)(4)	(18)	(57)
Restructuring expense	(4)	—		(6)	(10)

Income (loss) from operations	35	25		(24)	36
Interest and debt expense, net	(1)	—		(33)	(34)
Net loss on liquidation of non-operating subsidiaries	—	—		(35)	(35)
Other income (expense), net	9	—		—	9

Income (loss) before income taxes	43	25		(92)	(24)
Income tax benefit (provision)	(37)	—	(5)	(4)	(41)

Net income (loss)	6	25		(96)	(65)
Net income attributable to noncontrolling interest	—	—		3	3

Net income (loss) attributable to Tronox Limited	$6	$25		$(99)	$(68)

Net income (loss)	$6	$25		$(96)	$(65)
Interest and debt expense, net of interest income	(2)	—		32	30
Income tax provision (benefit)	37	—		4	41
Depreciation, depletion and amortization expense	67	13		1	81

EBITDA	108	38		(59)	87
Share-based compensation	2	—		3	5
Restructuring expense	4	—		6	10
Net loss on liquidation of non-operating subsidiaries	—	—		35	35
Foreign currency remeasurement	(4)	—		—	(4)
Other income (expense), net (6)	12	—		(7)	5

Adjusted EBITDA	$122	$38		$(22)	$138

Capital expenditures	$39	$10		$—	$49

1)	Reflects depreciation expense for the three months ended September 30, 2014 of $3 million following an increase in the estimated fair value of property, plant and equipment to $767 million, based on the estimated useful lives ranging from 5 to 38 years. Historical depreciation expense of Alkali in the amount of $9 million for the three months ended September 30, 2014 was eliminated.

2)	Reflects depletion expense of $1 million for the three months ended September 30, 2014 corresponding to the estimated fair value of mineral leaseholds of $738 million based on units of production method over estimated proven and probable reserves. There was no historical depletion expense for the three months ended September 30, 2014.

3)	Reflects the reclassification of Alkali research and development expenses of less than $1 million during the three months ended September 30, 2014 to conform to Tronox’s presentation, which includes research and development expenses within selling, general and administrative expenses.

4)	Reflects certain selling, general and administrative costs that were allocated to the Alkali segment by the Company in the amount of $4 million for the three months ended September 30, 2014.

5)	Due to net operating loss carryforwards and deferred tax asset valuation allowances in the United States, there was no income tax expense impact upon completion of the Alkali Transaction. In addition, due to the application of the Internal Revenue Code Section 338(h)(10), there is no impact to deferred tax liabilities or income tax expense as a result of the application of purchase accounting in accordance with Accounting Standard Codification 805, Business Combinations.

6)	Includes noncash pension and postretirement costs, accretion expense, severance expense, gain (loss) on the sale of assets, and other items.

TRONOX LIMITED
SEGMENT ADJUSTED COMBINED NET INCOME AND ADJUSTED EBITDA (NON-U.S. GAAP)
THREE MONTHS ENDED DECEMBER 31, 2014
(UNAUDITED)
(Millions of U.S. dollars)

	TiO2	Alkali		Corporate	Consolidated
Net sales	$400	$206		$—	$606
Cost of goods sold	346	164	(1)(2)	—	510

Gross profit	54	42		—	96
Selling, general and administrative expenses	(29)	(10	)(3)(4)	(25)	(64)
Restructuring expense	(8)	(1)		3	(6)

Income (loss) from operations	17	31		(22)	26
Interest and debt expense, net	—	—		(32)	(32)
Other income (expense), net	11	—		4	15

Income (loss) before income taxes	28	31		(50)	9
Income tax benefit (provision)	(7)	—	(5)	(246)	(253)

Net income (loss)	21	31		(296)	(244)
Net income attributable to noncontrolling interest	—	—		1	1

Net income (loss) attributable to Tronox Limited	$21	$31		$(297)	$(245)

Net income (loss)	$21	$31		$(296)	$(244)
Interest and debt expense, net of interest income	(4)	—		33	29
Income tax provision (benefit)	7	—		246	253
Depreciation, depletion and amortization expense	68	13		2	83

EBITDA	92	44		(15)	121
Share-based compensation	3	—		2	5
Restructuring expense	8	—		(3)	5
Pension and postretirement benefit curtailment gains	(3)	—		(6)	(9)
Foreign currency remeasurement	(5)	—		1	(4)
Other income (expense), net (6)	12	1		(5)	8

Adjusted EBITDA	$107	$45		$(26)	$126

Capital expenditures	$79	$22		$2	$103

1)	Reflects depreciation expense for the three months ended December 31, 2014 of $3 million following an increase in the estimated fair value of property, plant and equipment to $767 million, based on the estimated useful lives ranging from 5 to 38 years. Historical depreciation expense of Alkali in the amount of $9 million for the three months ended December 31, 2014 was eliminated.

2)	Reflects depletion expense of $1 million for the three months ended December 31, 2014 corresponding to the estimated fair value of mineral leaseholds of $738 million based on units of production method over estimated proven and probable reserves. There was no historical depletion expense for the three months ended December 31, 2014.

3)	Reflects the reclassification of Alkali research and development expenses of less than $1 million during the three months ended December 31, 2014 to conform to Tronox’s presentation, which includes research and development expenses within selling, general and administrative expenses.

4)	Reflects certain selling, general and administrative costs that were allocated to the Alkali segment by the Company in the amount of $4 million for the three months ended December 31, 2014.

5)	Due to net operating loss carryforwards and deferred tax asset valuation allowances in the United States, there was no income tax expense impact upon completion of the Alkali Transaction. In addition, due to the application of the Internal Revenue Code Section 338(h)(10), there is no impact to deferred tax liabilities or income tax expense as a result of the application of purchase accounting in accordance with Accounting Standard Codification 805, Business Combinations.

6)	Includes noncash pension and postretirement costs, accretion expense, severance expense, gain (loss) on the sale of assets, and other items.

TRONOX LIMITED
SEGMENT ADJUSTED COMBINED NET INCOME AND ADJUSTED EBITDA (NON-U.S. GAAP)
YEAR ENDED DECEMBER 31, 2014
(UNAUDITED)
(Millions of U.S. dollars)

	TiO2	Alkali		Corporate	Consolidated
Net sales	$1,737	$783		$—	$2,520
Cost of goods sold	1,530	647	(1)(2)(3)	—	2,177

Gross profit	207	136		—	343
Selling, general and administrative expenses	(117)	(68	)(4)(5)(6)	(75)	(260)
Restructuring expense	(12)	(1)		(3)	(16)

Income (loss) from operations	78	67		(78)	67
Interest and debt expense, net	(1)	—		(132)	(133)
Net loss on liquidation of non-operating subsidiaries	—	—		(35)	(35)
Loss on extinguishment of debt	—	—		(8)	(8)
Other income (expense), net	24	—		3	27

Income (loss) before income taxes	101	67		(250)	(82)
Income tax provision (benefit)	(43)	—	(7)	(225)	(268)

Net income (loss)	58	67		(475)	(350)
Net income attributable to noncontrolling interest	—	1		10	11

Net income (loss) attributable to Tronox Limited	$58	$66		$(485)	$(361)

Net income (loss)	$58	$67		$(475)	$(350)
Interest and debt expense, net of interest income	(11)	—		131	120
Income tax provision (benefit)	43	—		225	268
Depreciation, depletion and amortization expense	289	52		6	347

EBITDA	379	119		(113)	385
Transaction costs	—	29		—	29
Inventory step-up amortization	—	9		—	9
Share-based compensation	10	—		12	22
Restructuring expense	12	—		3	15
Net loss on liquidation of non-operating subsidiaries	—	—		35	35
Loss on the extinguishment of debt	—	—		8	8
Pension and postretirement benefit curtailment gains	(3)	—		(6)	(9)
Foreign currency remeasurement	(7)	—		3	(4)
Other income (expense), net (8)	46	1		(26)	21

Adjusted EBITDA	$437	$158		$(84)	$511

Capital expenditures	$184	$46		$3	$233

1)	Reflects depreciation expense for the year ended December 31, 2014 of $50 million following an increase in the estimated fair value of property, plant and equipment to $767 million, based on the estimated useful lives ranging from 5 to 38 years. Historical depreciation expense of Alkali in the amount of $38 million for the year ended December 31, 2014 was eliminated.

2)	Reflects depletion expense of $4 million for the year ended December 31, 2014 corresponding to the estimated fair value of mineral leaseholds of $738 million based on units of production method over estimated proven and probable reserves. There was no historical depletion expense for the year ended December 31, 2014.

3)	Reflects inventory step-up amortization of $9 million.

4)	Reflects the impact of transaction costs related to the acquisition of $29 million.

5)	Reflects the reclassification of Alkali research and development expenses of $2 million for the year ended December 31, 2014 to conform to Tronox’s presentation, which includes research and development expenses within selling, general and administrative expenses.

6)	Reflects certain selling, general and administrative costs that were allocated to the Alkali segment by the Company in the amount of $16 million for the year ended December 31, 2014.

7)	Due to net operating loss carryforwards and deferred tax asset valuation allowances in the United States, there was no income tax expense impact upon completion of the Alkali Transaction. In addition, due to the application of the Internal Revenue Code Section 338(h)(10), there is no impact to deferred tax liabilities or income tax expense as a result of the application of purchase accounting in accordance with Accounting Standard Codification 805, Business Combinations.

8)	Includes noncash pension and postretirement costs, accretion expense, severance expense, gain (loss) on the sale of assets, and other items.

TRONOX LIMITED
SEGMENT ADJUSTED COMBINED NET INCOME AND ADJUSTED EBITDA (NON-U.S. GAAP)
THREE MONTHS ENDED MARCH 31, 2015
(UNAUDITED)
(Millions of U.S. dollars)

	TiO2	Alkali		Corporate	Consolidated
Net sales	$385	$195		$—	$580
Cost of goods sold	350	162	(1)(2)	—	512

Gross profit	35	33		—	68
Selling, general and administrative expenses	(27)	(10	)(3)(4)	(17)	(54)
Restructuring expense	—	(1)		—	(1)

Income (loss) from operations	8	22		(17)	13
Interest and debt expense, net	—	—		(34)	(34)
Other income (expense)	9	—		(5)	4

Income (loss) before income taxes	17	22		(56)	(17)
Income tax benefit (provision)	(7)	—	(5)	—	(7)

Net income (loss)	10	22		(56)	(24)
Net income attributable to noncontrolling interest	—	—		3	3

Net income (loss) attributable to Tronox Limited	$10	$22		$(59)	$(27)

Net income (loss)	$10	$22		$(56)	$(24)
Interest and debt expense, net of interest income	(2)	—		34	32
Income tax provision (benefit)	7	—		—	7
Depreciation, depletion and amortization expense	63	13		2	78

EBITDA	78	35		(20)	93
Share-based compensation	3	—		3	6
Foreign currency remeasurement	(8)	—		6	(2)
Other income (expense), net (6)	12	—		(10)	2

Adjusted EBITDA	$85	$35		$(21)	$99

Capital expenditures	$31	$7		$1	$39

1)	Reflects depreciation expense of $3 million for the three months ended March 31, 2015 following an increase in the estimated fair value of property, plant and equipment to $767 million, based on the estimated useful lives ranging from 5 to 38 years. Historical depreciation expense of Alkali in the amount of $9 million for the three months ended March 31, 2015 was eliminated.

2)	Reflects depletion expense of $1 million for the three months ended March 31, 2015 corresponding to the estimated fair value of mineral leaseholds of $738 million based on units of production method over estimated proven and probable reserves.

3)	Reflects the reclassification of Alkali research and development expenses of less than $1 million during the three months ended March 31, 2015 to conform to Tronox’s presentation, which includes research and development expenses within selling, general and administrative expenses.

4)	Reflects certain selling, general and administrative costs that were allocated to the Alkali segment by the Company in the amount of $4 million for the three months ended March 31, 2015.

5)	Due to net operating loss carryforwards and deferred tax asset valuation allowances in the United States, there was no income tax expense impact upon completion of the Alkali Transaction. In addition, due to the application of the Internal Revenue Code Section 338(h)(10), there is no impact to deferred tax liabilities or income tax expense as a result of the application of purchase accounting in accordance with Accounting Standard Codification 805, Business Combinations.

6)	Includes noncash pension and postretirement costs, accretion expense, severance expense, gain (loss) on the sale of assets, and other items.